Exhibit 99.1

     Sonus Networks Reports 2004 Second Quarter Financial Results

    CHELMSFORD, Mass.--(BUSINESS WIRE)--Aug. 20, 2004--

         Revenues Increase 16% Sequentially, Profits Increase
                          to $0.02 Per Share;
    Company Becomes Current On All Financial Reporting Requirements

    Sonus Networks (Pink Sheets:SONS), a leading supplier of service provider voice over IP (VoIP) infrastructure solutions, today reported its financial results for the second quarter ended June 30, 2004. Sonus today also filed its Form 10-Q for the second quarter of 2004 with the Securities and Exchange Commission (SEC). Sonus will hold a conference call to review its financial results at 8:00 am Eastern time, Monday, August 23, 2004.
    Revenues for the second quarter of fiscal 2004 were $42.4 million compared with $36.5 million for the first quarter of fiscal 2004 and $15.4 million for the second quarter of fiscal 2003. Net income for the second quarter of fiscal 2004 was $4.9 million or $0.02 per share compared with a net income of $3.0 million or $0.01 per share for the first quarter of fiscal 2004 and a net loss of $7.3 million or $0.03 per share for the second quarter of fiscal 2003.
    Revenues for the first six months of fiscal 2004 were $78.9 million compared with $24.6 million in the same period last year. Net income for the first six months of fiscal 2004 was $7.9 million or $0.03 per share compared with a net loss for the first six months of fiscal 2003 of $17.0 million or $0.08 per share.
    Today's filing of Sonus' Quarterly Report on Form 10-Q for the second quarter brings the Company into full compliance with the SEC periodic financial statement reporting requirements. The Company has notified Nasdaq of its filing and will immediately apply for re-listing on The Nasdaq National Market.
    "With today's filings, we have successfully regained compliance with SEC reporting requirements," said Hassan Ahmed, chief executive officer and chairman, Sonus Networks. "While it would have been easy to become distracted or lose momentum during this time, we remained focused on winning new business, expanding our market presence and delivering new solutions and services, and the results we are reporting to you today underscore this. We are pleased with our performance for the second quarter and are optimistic about the opportunity ahead of us."
    Sonus' growth in the second quarter was fueled by an increasingly diversified customer base, as new customers selected Sonus for their VoIP networks and existing customers expanded their deployments. Reflecting this growth and diversity, AT&T Wireless, Qwest Communications and Volo were each 10% customers for the second quarter. In May, Global Crossing announced that it had achieved several important milestones with its Sonus-based network. Global Crossing more than doubled the minutes of traffic running on its VoIP network between January 2003 and March 2004, and also boosted the reliability of its network, recording 99.999 percent availability for the same period. Also in the quarter, Volo Communications implemented Sonus' VoIP infrastructure solutions to enhance its nationwide IP backbone network.
    As testament to its success with its customers, independent industry research firms again recognized Sonus as the number one provider of carrier voice over IP (VoIP) infrastructure. Synergy Research Group and In-Stat/MDR issued first quarter market share reports naming Sonus as the market share leader in several segments of the VoIP equipment market.
    At SUPERCOMM 2004, Sonus further extended its technology advantage, launching access solutions to facilitate carriers' deployment of voice over broadband (VoBB) services for consumers and enterprises. Sonus' VoBB solution delivers basic local area calling features as well as advanced IP-based functionality over broadband technologies including DSL and cable, providing a lower-cost and flexible alternative for residential and enterprise telephone services. Additionally, Sonus also announced that its Insignus(TM) Softswitch featuring the ASX Access Server provides enhanced services via WiFi devices.


    Company Conference Call, Webcast and Replay Information

    Date: Monday, August 23, 2004
    Time: 8:00 am Eastern
    To listen via telephone: Dial-in number: +1-800-726-6572 or
                             +1-415-908-6280

    To listen via the Internet: Sonus will host a live webcast of the conference call. To access the webcast, visit the Sonus
          Networks Investor Relations site at http://www.sonusnet.com.

    Replay: A telephone playback of the call will be available following the conference and can be accessed by calling
          +1-800-633-8284 or +1-402-977-9140. The access code for the replay is 21205824. The telephone playback will be available through Tuesday, September 7, 2004.

    The webcast will be available on the Sonus Networks Investor
Relations site through August 23, 2005. To access the replay of the webcast, visit the Investor Relations site at http://www.sonusnet.com.


    About Sonus Networks

    Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its Open Services Architecture(TM) (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking and tandem switching, residential and business access, network border switching and enhanced services. Sonus' voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Chelmsford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Risk Factors" section of Sonus' Annual Report on Form 10-K/A dated July 28, 2004 and filed with the SEC, and the "Cautionary Statements" section of Sonus' Quarterly Report on Form 10-Q, dated August 20, 2004 and filed with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include, among others, the possibility that Sonus may not be re-listed on the The Nasdaq National Market and risks associated with the pending securities litigation and SEC investigation. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks. Open Services Architecture, GSX9000, Insignus and Sonus Insight are trademarks of Sonus Networks. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.


                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)

                                          Three       Three     Three
                                         Months      Months    Months
                                          Ended       Ended     Ended
                                        June 30,    June 30, March 31,
                                           2004        2003      2004
                                     -----------  ---------- ---------
Revenues                                $42,361     $15,366   $36,532
Cost of revenues                         13,941       7,265    12,400
                                     -----------  ---------- ---------
Gross profit                             28,420       8,101    24,132
Gross profit %                             67.1%       52.7%     66.1%
Operating expenses:
  Research and development                8,923       8,504     8,928
  Sales and marketing                     8,635       4,476     6,860
  General and administrative              5,745       1,456     4,827
  Stock-based compensation                  136         645       379
  Amort. of goodwill and purchased
   intangible assets                        600         602       600
                                     -----------  ---------- ---------

    Total operating expenses             24,039      15,683    21,594
                                     -----------  ---------- ---------

Income (loss) from operations             4,381      (7,582)    2,538
Interest expense                           (121)       (148)     (122)
Interest income                             891         461       765
                                     -----------  ---------- ---------

Income (loss) before provision for
 income taxes                             5,151      (7,269)    3,181
Provision for income taxes                  217          32       167
                                     -----------  ---------- ---------
Net income (loss)                        $4,934     $(7,301)   $3,014
                                     ===========  ========== =========
Net income (loss) per share:
          Basic                           $0.02      $(0.03)    $0.01
          Diluted                         $0.02      $(0.03)    $0.01
Shares used in computation:
          Basic                         245,390     215,970   244,607
          Diluted                       250,127     215,970   255,592



                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)


                                   Six Months Ended  Six Months Ended
                                      June 30, 2004     June 30, 2003
                                 ------------------- -----------------
Revenues                                    $78,893           $24,575
Cost of revenues                             26,341            11,358
                                 ------------------- -----------------
Gross profit                                 52,552            13,217
Gross profit %                                 66.6%             53.8%
Operating expenses:
  Research and development                   17,851            16,209
  Sales and marketing                        15,495             8,447
  General and administrative                 10,572             3,295
  Stock-based compensation                      515             1,569
  Amort. of goodwill and purchased
   intangible assets                          1,200             1,204
                                 ------------------- -----------------

    Total operating expenses                 45,633            30,724
                                 ------------------- -----------------

Income (loss) from operations                 6,919           (17,507)
Interest expense                               (243)             (278)
Interest income                               1,656               842
                                 ------------------- -----------------

Income (loss) before provision
 for income taxes                             8,332           (16,943)
Provision for income taxes                      384                65
                                 ------------------- -----------------
Net income (loss)                            $7,948          $(17,008)
                                 =================== =================
Net income (loss) per share:
          Basic                               $0.03            $(0.08)
          Diluted                             $0.03            $(0.08)
Shares used in computation:
          Basic                             244,906           207,483
          Diluted                           253,480           207,483



                         SONUS NETWORKS, INC.
                 Condensed Consolidated Balance Sheets
                            (In thousands)
                                                June 30,  December 31,
                                                   2004          2003
                                           ------------- -------------
                  Assets
Current assets:
     Cash, cash equivalents and marketable
      securities                               $278,376      $305,392
     Accounts receivable, net                    31,910        23,754
     Inventory                                   20,201        13,739
     Other current assets                        14,559         6,935
                                           ------------- -------------
         Total current assets                   345,046       349,820
Property and equipment, net                       6,399         5,009
Purchased intangible assets, net                  1,202         2,402
Long-term marketable securities                  25,266             -
Other assets, net                                   865         1,193
                                           ------------- -------------

                                               $378,778      $358,424
                                           ============= =============

   Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses      $30,670       $25,413
     Accrued restructuring expenses                 199           565
     Current portion of deferred revenue         62,864        62,698
     Current portion of long-term
      liabilities                                   101           182
                                           ------------- -------------
          Total current liabilities              93,834        88,858
Long-term deferred revenue, less current
 portion                                         30,142        24,302
Long-term liabilities, less current portion         708           829
Convertible subordinated notes                   10,000        10,000
Stockholders' equity:
     Common stock                                   248           247
     Capital in excess of par value           1,044,866     1,043,581
     Accumulated deficit                       (800,614)     (808,562)
     Deferred compensation                         (139)         (564)
     Treasury stock                                (267)         (267)
                                           ------------- -------------
          Total stockholders' equity            244,094       234,435
                                           ------------- -------------

                                               $378,778      $358,424
                                           ============= =============


                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Cash Flows
                 (In thousands, except per share data)

                                                     Three      Three
                                                    Months     Months
                                                     Ended      Ended
                                                   June 30,   June 30,
                                                      2004       2003
                                                 ---------- ----------
Cash flows from operating activities:
Net income (loss)                                   $4,934    $(7,301)
Adjustments to reconcile net income (loss) to net
 cash used in
operating activities:
  Depreciation                                       1,271      2,580
  Stock-based compensation                             136        645
  Amortization of purchased intangible assets          600        602
Changes in current assets and liabilities
  Accounts receivable                                  152     (6,250)
  Inventory                                         (4,909)    (2,436)
  Other current assets                              (6,169)    (1,980)
  Accounts payable                                   2,975      1,221
  Accrued expenses                                     591        930
  Deferred revenue                                  (1,754)    11,796
                                                 ---------- ----------
Net cash used in operating activities               (2,173)      (193)
                                                 ---------- ----------

Cash flows from investing activities:
Purchase of property and equipment                  (2,063)      (703)
Maturities of marketable securities                  2,098     16,035
Purchases of marketable securities                  (4,286)      (900)
Purchases of long-term investments                 (19,452)       115
Other assets                                           192          -
                                                 ---------- ----------
Net cash (used in) provided by investing
 activities                                        (23,511)    14,547
                                                 ---------- ----------

Cash flows from financing activities:
Net proceeds from sale of common stock to public         -     56,730
Sales of common stock in connection with employee
 stock purchase plan                                     -          -
Proceeds from exercise of stock options                  -        482
Payments of long-term liabilities                      (52)      (424)
Repurchase of common stock                               -         (5)
                                                 ---------- ----------
Net cash (used in) provided by financing
 activities                                            (52)    56,783
                                                 ---------- ----------

Net (decrease) increase in cash and cash
 equivalents                                       (25,736)    71,137
                                                 ---------- ----------
Cash and cash equivalents, beginning of period     151,971     45,636
                                                 ---------- ----------
Cash and cash equivalents, end of period          $126,235   $116,773
                                                 ========== ==========




    CONTACT: Sonus Networks
             Investor Relations:
             Jocelyn Philbrook, 978-614-8672
             jphilbrook@sonusnet.com
             or
             Media Relations:
             Beth Morrissey, 978-614-8579
             bmorrissey@sonusnet.com